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                                                                  EXHIBIT 23.2

                          CONSENT OF PETER T. GRAUER


   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of Amendment No. 1 to the Registration Statement on Form S-4 of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Peter T. Grauer
                                          -----------------------------------
                                            Peter T. Grauer


July 9, 1997